Exhibit No. 32.1
Form 10-QSB/A
IsoRay, Inc.
(formerly Century Park Pictures Corporation)
File No. 0-14247

Certification Pursuant to 18 U.S.C. 1350,
as adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002 -
Chief Executive Officer and Chief Accounting Officer

In connection with the Quarterly Report of IsoRay, Inc. (formerly Century Park Pictures Corporation) (Company) on Form 10-QSB/A for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Roger Girard, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 12, 2006	By:	/s/ Roger Girard

Roger Girard Chief Executive Officer

In connection with the Quarterly Report of IsoRay, Inc. (formerly Century Park Pictures Corporation) (Company) on Form 10-QSB/A for the period ended March 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (Report), I, Michael Dunlop, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, adopted as pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: May 12, 2006	By:	/s/ Michael Dunlop

Michael Dunlop Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to IsoRay, Inc. and will be retained by IsoRay, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.